Exhibit 10.18

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

MINERAL DEED WITHOUT WARRANTY

as to OIL, GAS and their Constituent Elements

THE STATE OF TEXAS

     ~

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF FREESTONE       ~

Date:

May 31st, 2006

Effective Date:

July 26,  2006

Grantor:

THE P. D. C. BALL LIMITED PARTNERSHIP, acting by and through its General Partners, undersigned

Grantor’s Mailing Address:

c/o Ms. Ann C. Scott, Managing Partner

150 Carondelet Plaza #1403

St. Louis, Missouri 63105

Grantee:

ROBOCO ENERGY, INC., a Texas corporation

Grantee’s Mailing Address:

5110 Anderson County Road 2206, Palestine,

Anderson County, Texas 75801

Consideration:

For Ten and no/100 ($10.00) Dollars, together with other good and valuable consideration, the receipt of which is hereby expressly confessed and recognized by Grantor.

Property:

All of Grantor’s interest in and to the oil, gas and liquid hydrocarbons constituting their constituent elements existing in, on and under that may be produced from the following tracts of land:

Tract 1-27.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 102.22 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Quincy Henry, et ux in instrument dated 12-18-1943 of record in Volume 173 at Page 287, Deed Records of Freestone County, Texas.

Tract 2-28.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 134.83 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Eli Vernon in instrument dated 12-18-1943 of record in Volume 176 at Page 500, Deed Records of Freestone County, Texas.

Tract 3-29.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 146.94 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas

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conveyed by the P. D. C. Ball Estate to C. C. Servance in instrument dated 01-27-1945 of record in Volume 175 at Page 373, Deed Records of Freestone County, Texas.

Tract 4-30.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 115.46 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Daniel C. Hutcherson in instrument dated 01-23-1946 of record in Volume 182 at Page 515, Deed Records of Freestone County, Texas.

Tract 5-31.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 107.63 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Charlie Vernon in instrument dated 12-30-1946 of record in Volume 193 at Page 105, Deed Records of Freestone County, Texas.

Tract 6-32.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 110 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Willis McDonald in instrument dated 11-01-1947 of record in Volume 198 at Page 201, Deed Records of Freestone County, Texas.

Tract 7-33.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 191.67 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Dan Tippen in instrument dated 11-25-1946 of record in Volume 190 at Page 622, Deed Records of Freestone County, Texas.

Tract 8-34.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 51.54 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to J. A. DeFrance in instrument dated 12-18-1943 of record in Volume 167 at Page 44, Deed Records of Freestone County, Texas.

Tract 9-35.  All oil, gas and other minerals in and under a 455.73 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of Tract 2 containing 1,165.65 acres conveyed by Mercantile Trust Company, et al to TEXLAN, INC. in instrument dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas.

Tract 10-36.  All oil, gas and other minerals in and under a 113.95 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of Tract 2 containing 1,165.65 acres conveyed by Mercantile Trust Company, et al to TEXLAN, INC. in instrument dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas.

Tract 11-37.  All oil, gas and other minerals in and under a 564.50 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of the lands conveyed by Mercantile Trust Company, et al to TEXLAN, INC. in instrument dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas.  Said premises was subsequently conveyed to H. J. Harding in instrument dated 12-29-1953 of record in Volume 279 at Page 54, Deed Records of Freestone County, Texas.

Tract 12-38.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 579.38 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Billye Fay Tyus in instrument dated 11-27-1944 of record in Volume 174 at Page 538, Deed Records of Freestone County, Texas.

Tract 13-39.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 214.27 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to W. A. Tyus in instrument dated 07-10-1940 of record in Volume 158 at Page 571, Deed Records of Freestone County, Texas.

Tract 14-40.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 75.90 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas

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conveyed by the P. D. C. Ball Estate to J. R. DeFrance in instrument dated 10-26-1942 of record in Volume 167 at Page 48, Deed Records of Freestone County, Texas.

Tract 15-41.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 79.50 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Roy De France in instrument dated 10-26-1942 of record in Volume 167 at Page 46, Deed Records of Freestone County, Texas.

Tract 16-42.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 36 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Judge Love, et ux in instrument dated 07-10-1940 of record in Volume 159 at Page 62, Deed Records of Freestone County, Texas.

Tract 17-43.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 121 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Rankin Gilpin in instrument dated 05-19-1942 of record in Volume 164 at Page 288, Deed Records of Freestone County, Texas.

Tract 18-44.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 40.57 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Alex Marshall in instrument dated 01-20-1943 of record in Volume 166 at Page 267, Deed Records of Freestone County, Texas.

Tract 19-45.  All the oil, gas and other minerals in and under a 649.796 acre tract of land located on the J. Y. Aguilera Grant, A-2, (308.936 acres) and on the M. Rionda Grant, A-25 (340.86 acres) in Freestone County, Texas conveyed by the P. D. C. Ball Estate to W. L. Tyus, et ux in instrument dated 11-27-1944 of record in Volume 174 at Page 538, Deed Records of Freestone County, Texas.

Tract 20-46.  All the oil, gas and other minerals in and under a 3,040.27 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas , being described as Sixth Tract described in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas and being the same land described as Second Tract in an Oil, Gas and Mineral Lease executed by Frank E. Nulsen, et al to Eugene T. Etter dated 06-25-1957 of record in Volume 277 at Page 411, Deed Records of Freestone County, Texas.  Out of this tract 323.0 acres is a part of the EXXON - BARNEY L. CROUCH GAS UNIT #1; said 323.0 acres being described in a certain 694.23 acre Unit Designation dated 02-27-1984 executed by Exxon Corporation of record in Volume 659 at Page 805, Deed Records of Freestone County, Texas.  (Tract 3 in the Bartlett Lease 09-15-1999).

Tract 21-47.  All the oil, gas and other minerals in and under a 1,251.895 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to C. M. Pope, Jr., dated 06-12-1980 of record in Volume 564 at Page 191, Deed Records of Freestone County, Texas; said lease being subsequently assigned to Exxon Corporation and ½ of the oil, gas and other minerals in a 880.61 acre tract was described as Tract 5 in the Bartlett Lease 09-15-1999) said tract being described in deed from  William R. Cady, et al to W. J. Tate in instrument dated 05-12-1948 of record in Volume 200 at Page 124, Deed Records of Freestone County, Texas.  Out of the total acreage 640 acres is included in the Indian Creek No. 2 Gas Unit described in a Unit Designation executed by SW Operating, Inc. dated 09-23-1985 of record in Volume 704 at Page 778, Deed Records of Freestone County, Texas.

Tract22-48.  All of the oil, gas and other minerals in and under a 1,225.9 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being 225.9 acres described as Third Tract in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas and 1,000 acres of land, a part of the 3,007.35 acre tract of land described as Eighth Tract in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas and being the same tract of land described in an Oil, Gas and Mineral Lease dated 02-25-1980 executed by William R. Cady, et al to Texas

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Oil and Gas Corporation of record in Volume 554 at Page 65, Deed Records of Freestone County, Texas.

Tract 23-49.  All the oil, gas and other minerals in and under a 861.50 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Fifth Tract described in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas

Tract 24-50.  All the oil, gas and other minerals in and under a 25 acre tract of land located on the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being described in a deed from the P. D. C. Ball Estate to George L. Cooper dated 09-12-1936 of record in Volume 144 at Page 545, Deed Records of Freestone County, Texas.

Tract 25-51.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 222.75 acre tract of land located on the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being described in a deed from the P. D. C. Ball Estate to Roy DeFrance dated 09-12-1936 of record in Volume 194 at Page 560, Deed Records of Freestone County, Texas.

Tract 26-52.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 38.61 acre tract of land located on the J. Rionda Grant, A-25, in Freestone County, Texas, being described in a deed from the P. D. C. Ball Estate to F. R. Hill dated 01-05-1943 of record in Volume 166 at Page 206, Deed Records of Freestone County, Texas.

Tract 27-53.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 130.81 acre tract of land located on the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being described in a deed from the P. D. C. Ball Estate to Colbert Shed, et al dated 12-22-1944 of record in Volume 175 at Page 332, Deed Records of Freestone County, Texas.

Tract 28-54.  All the oil, gas and other minerals in and under a 29.50 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described in a deed from Mercantile Trust Company, et al to Hunter Bonner dated 10-13-1953 of record in Volume 246 at Page 261, Deed Records of Freestone County, Texas.

Tract 29-55.  All the oil, gas and other minerals in and under a 525.5 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being out of the Southwest corner of the Third Tract in deed from Mercantile Trust Company, et al to TEXLAN, Inc. dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas and being further described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Exxon Corporation dated 06-06-1981 of record in Volume 591 at Page 162, Deed Records of Freestone County, Texas.

Tract 30-56.  All the oil, gas and other minerals in and under a 151.39 acre tract of land located on the W. A. Black Survey and P.D.C. Ball Survey, both being junior surveys of the M. Rionda Grant, A-25, in Freestone County, Texas, being described in an Oil, Gas and Mineral Lease from Second Tract in an Oil, Gas and Mineral Lease executed by Frank E. Nulsen, et al to Eugene T. Etter dated 06-25-1957 of record in Volume 277 at Page 411, Deed Records of Freestone County, Texas which said 151.39 acre tract is described in a Declaration of Gas Unit executed by Watburn Oil Company dated 05-11-1961 of record in Volume 301 at Page 255, Deed Records of Freestone County, Texas.

Tract 31-57.  All the oil, gas and other minerals in and under a 394.32 acre tract of land located on the W. A. Black Survey, a junior survey of the M. Rionda Grant, A-25, in Freestone County, Texas, being described as part of a  405.7 acre tract of land described in a Pooling Declaration executed on behalf of WATBURN OIL COMPANY - ET AL - P. D. C. BALL ESTATE GAS UNIT NO. 1-A - LESS AND EXCEPT a 10.75 acre tract of land described in a deed from P. D. C. BALL to Humble Pipe Line Company dated 05-29-1931 of record in Volume 116 at Page 503, Deed Records of Freestone County, Texas.

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Tract 32-58.  All the oil, gas and other minerals in and under a 29.50 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described in a deed from N. L. Richardson, et ux to the P. D. C. Ball Estate dated 09-11-1935 of record in Volume 141 at Page 94, Deed Records of Freestone County, Texas and being further described in deed from the Mercantile Trust Company, et al to Hunter Bonner dated 10-13-1953 of record in Volume 246 at Page 261, Deed Records of Freestone County, Texas.

Tract 32-58 (A).  All oil, gas and all and other minerals in and under a 323 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Tract D on Exhibit “B” to a Unit Designation dated 03-13-1984 executed by Exxon Corporation regarding the BARNEY L. CROUCH GAS UNIT #1 (Nan-Su Gail Field) of record in Volume 661 at Page 113, Deed Records of Freestone County, Texas.  See 20-46 above.

Tract 32-58 (B).  An undivided ½ interest in and to the oil, gas and other minerals in and under a 102.75 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Tract C on Exhibit “B” to a Unit Designation dated 03-13-1984 executed by Exxon Corporation regarding the BARNEY L. CROUCH GAS UNIT #1 (Nan-Su Gail Field) of record in Volume 661 at Page 113, Deed Records of Freestone County, Texas as further described in a deed from William R. Cady, et al to George Creel dated 06-23-1948 of record in Volume 201 at Page 19, Deed Records of Freestone County, Texas.

Tract 32-58-(C).  An undivided ½ interest in and to the oil, gas and other minerals in and under a 41.41 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Tract A on Exhibit “B” to a Unit Designation dated 03-13-1984 executed by Exxon Corporation regarding the BARNEY L. CROUCH GAS UNIT #1 (Nan-Su Gail Field) of record in Volume 661 at Page 113, Deed Records of Freestone County, Texas.

Tract 33-59.  All oil, gas and all and other minerals in and under a 55.65 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Tract B on Exhibit “B” to a Unit Designation dated 10-13-1984 executed by Exxon Corporation regarding the WHEELOCK OIL COMPANY GAS UNIT #1 (Nan-Su Gail Field) of record in Volume 649 at Page 211, Deed Records of Freestone County, Texas, being amended in instrument dated 11-26-1984 of record in Volume 682 at Page 584, Deed Records of Freestone County, Texas.

Tract 34-60.  All of the oil, gas and  other minerals in and under a 640 acre tract of land located on the M. Rionda Grant, A-25, and the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being described in that certain Oil, Gas an Mineral Lease executed by William R. Cady, et al to C. M. Pope, Jr., dated 06-12-1980 of record in Volume 564 at Page 191, Deed Records of Freestone County, Texas, as subsequently assigned to Exxon Corporation, all of which premises was included in a the INDIAN CREEK GAS UNIT #1 filed by SW Operating Company in an instrument dated 04-30-1985 record in Volume 689 at Page 315, Deed Records of Freestone County, Texas.

Tract 35-61.  All of the oil, gas and  other minerals in and under a 640 acre tract of land located on the M. Rionda Grant, A-25, and the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being described in that certain Oil, Gas an Mineral Lease executed by William R. Cady, et al to C. M. Pope, Jr., dated 06-12-1980 of record in Volume 564 at Page 191, Deed Records of Freestone County, Texas, as subsequently assigned to Exxon Corporation, all of which premises was included in a the INDIAN CREEK GAS UNIT #2 filed by SW Operating Company in an instrument dated 09-23-1985 of record in Volume 704 at Page 778, Deed Records of Freestone County, Texas. See 21-47 above

Tract 36-62.  All of the oil, gas and  other minerals in and under a 679.86 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to Breck Operating Company, which premises is included in the BRECK OPERATING CORPORATION - PYLE - BALL #3 UNIT.

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Tract 37-63.  All of the oil, gas and  other minerals in and under a 284.50 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to Breck Operating Company, which premises is included in the BRECK OPERATING CORPORATION - BALL ESTATE UNIT.

Tract 38-64.  All of the oil, gas and  other minerals in and under a 586.18 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to Breck Operating Company, which premises is included in the BRECK OPERATING CORPORATION - BALL ESTATE #3 UNIT.

Tract 39-65.  All of the oil, gas and  other minerals in and under a 585.00 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to H. B. PYLE which premises is included in the H. B. PYLE - P. D. C. BALL ESTATE UNIT.

Tract 40-66.  All of the oil, gas and  other minerals in and under a 478.71 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to  H. B. PYLE which premises is included in the H. B. PYLE - BALL GAS UNIT #2.

Tract 41-67.  All of the oil, gas and  other minerals in and under a 520.53 acre tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS, et al, which premises is included in the BALL ESTATE #2 UNIT.

Tract 42-68.  All of the oil, gas and  other minerals in 15.24 acres of land out of a 701.754 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by Francis E. Nulsen, et al to Humble Oil & Refining Company dated 07-07-1955 of record in Volume 270 at Page 57, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS and as further described in a Unit Designation for the NAN-SU GAIL GAS UNIT #1 in instrument executed by Jack L. Phillips to Ex Parte dated 09-24-1957 of record in Volume 274 at Page 520, Deed Records of Freestone County, Texas.

Tract 43-69.  All of the oil, gas and  other minerals in 115.76 acres of land out of a 695.515 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas and Mineral Lease executed by Francis E. Nulsen, et al to Humble Oil & Refining Company dated 07-07-1955 of record in Volume 259 at Page 611, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS and as further described in a Unit Designation for the NAN-SU GAIL GAS UNIT #2 in instrument executed by Jack L. Phillips to Ex Parte dated 08-07-1957 of record in Volume 277 at Page 468, Deed Records of Freestone County, Texas.

Tract 44-70.  All of the oil, gas and  other minerals in 73.31 acres of land out of a 667.861 acre tract of land located on J. D. Dunbar Survey, a junior survey of the M. Rionda Grant, A-25, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas and Mineral Lease executed by Francis E. Nulsen, et al to Humble Oil & Refining Company dated 07-07-1955 of record in Volume 270 at Page 57, Deed Records of Freestone County, Texas, as subsequently assigned to LOYCE PHILLIPS and as further described in a Unit Designation for

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the NAN-SU GAIL GAS UNIT #3 in instrument executed by Jack L. Phillips to Ex Parte dated 09-24-1957 of record in Volume 278 at Page 378, Deed Records of Freestone County, Texas.

Tract 44-71.  All of the oil, gas and  other minerals in 153.25 acres of land out of a 677.572 acre tract of land located on the M. Rionda Grant, A-25, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas and Mineral Lease executed by Francis E. Nulsen, et al to Humble Oil & Refining Company dated 06-14-1957 of record in Volume 277 at Page 396, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS and as further described in a Unit Designation for the NAN-SU GAIL GAS UNIT #4 in instrument executed by Jack L. Phillips to Ex Parte dated 07-03-1958 of record in Volume 283 at Page 53, Deed Records of Freestone County, Texas.

Tract 45-72.  All of the oil, gas and  other minerals in 640 acres of land out of a tract of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, all of which is located in the BRECK OPERATING CORPORATION - RED LAKE GAS UNIT #1.

Tract 46-73.  All of the oil, gas and  other minerals in 340.53 acres of land out of a 640 acre tract of land located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, located in the BRECK OPERATING CORPORATION - RED LAKE GAS UNIT #3.

Tract 45-74. (A) An undivided ½ of all oil, gas and other minerals in 100 acres of land designated as Tract 1 in the Terry “C” Well No. 1, located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(B) An undivided ½ of all oil, gas and other minerals in 107 acres of land designated as Tract 2 in the Terry “C” Well No. 1, located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(C) An undivided ½ of all oil, gas and other minerals in 11.1 acres of land designated as Tract 4 in the Terry “C” Well No. 1, located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(D) An undivided ½ of all oil, gas and other minerals in 31.47 acres of land designated as Tract 6 in the Terry “C” Well No. 1, located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(E) All the oil, gas and all other minerals in 318 acres of land designated as Tract 9 in the Terry “C” Well No. 1, located on the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in a Unit Declaration executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in instrument dated 05-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

ROYALTIES: This conveyance shall be effective on July 1st, 2006 as to all oil and gas in the pipeline at that time, but not before.

RESERVATION

All coal, lignite and their constituent elements are hereby reserved by Grantor and are not hereby conveyed.

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Reservations from and Exceptions to Conveyance and Warranty: Easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded restrictions, reservations, covenants, conditions, oil and gas leases, mineral severances, and other instruments, other than liens and conveyances, that affect the property; rights of adjoining owners in any walls and fences situated on a common boundary; any discrepancies, conflicts or shortages in area or boundary lines; any encroachments or overlapping of improvements; all rights, obligations, and other matters emanating from and existing  by reason of the creation, establishment, maintenance and operation of any applicable governmental entities; and payment of taxes for this and subsequent years of ownership being the responsibility of grantees.

When the context requires, singular nouns and pronouns include the plural.

EXECUTED this         day of June, 2006.

THE P. D. C. BALL LIMITED PARTNERSHIP

By:

ANN C. SCOTT,

GENERAL PARTNER

By:

PHILIP B. CADY,

GENERAL PARTNER

By:

JOHN C. NULSEN, M.D.,

GENERAL PARTNER

THE STATE OF MISSOURI            ~

COUNTY OF ST. LOUIS                ~

This instrument was acknowledged before me on the _____ day of June, 2006, by ANN C. SCOTT, in the capacity stated, on behalf of The P. D. C. Ball Limited Partnership.

 _

 Notary Public in and for

 the State of Missouri

THE STATE OF MISSOURI            ~

COUNTY OF ST. LOUIS                  ~

This instrument was acknowledged before me on the _____ day of June, 2006, by PHILIP B. CADY, in the capacity stated, on behalf of The P. D. C. Ball Limited Partnership.

 _

 Notary Public in and for

 the State of Missouri

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THE STATE OF CONNECTICUT          ~

COUNTY OF Hartford       ~

This instrument was acknowledged before me on the 2nd day of June, 2006, by JOHN C. NULSEN, M.D., in the capacity stated, on behalf of The P. D. C. Ball Limited Partnership.

 _

 Notary Public in and for

                                                                         the State of Connecticut

After recording, please return to:

JACKSON HANKS, P.C.

Post Office Box 2458

Palestine, Texas  75802

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